RELATIVE SENTIMENT TACTICAL ALLOCATION ETF
SCHEDULE OF INVESTMENTS
June 30, 2024 (Unaudited)

EXCHANGE TRADED FUNDS - 99.7%	Shares	Value
Industrial Select Sector SPDR Fund	6,573	$801,051
Invesco S&P 500 Equal Weight ETF	4,885	802,508
iShares 1-3 Year Treasury Bond ETF	15,752	1,286,151
iShares Core U.S. Aggregate Bond ETF	18,164	1,763,179
iShares Russell 2000 ETF	3,966	804,662
iShares S&P GSCI Commodity-Indexed Trust(a)	73,963	1,638,280
Schwab US TIPS ETF	30,852	1,604,613
Vanguard FTSE Developed Markets ETF	69,280	3,423,818
Vanguard FTSE Emerging Markets ETF	18,332	802,208
Vanguard Total Stock Market ETF	11,921	3,188,987
TOTAL EXCHANGE TRADED FUNDS (Cost $15,744,507)		16,115,457

SHORT-TERM INVESTMENTS - 0.7%
Money Market Funds - 0.7%
First American Government Obligations Fund - Class X, 5.23%(b)	105,378	105,378
TOTAL SHORT-TERM INVESTMENTS (Cost $105,378)		105,378

TOTAL INVESTMENTS - 100.4% (Cost $15,849,885)		$16,220,835
Liabilities in Excess of Other Assets - (0.4%)		(69,433)
TOTAL NET ASSETS - 100.0%		$16,151,402

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of June 30, 2024.

RELATIVE SENTIMENT TACTICAL ALLOCATION ETF

Summary of Fair Value Disclosure as of June 30, 2024 (Unaudited)

EA Series Trust has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Relative Sentiment Tactical Allocation ETF (the "Fund") has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2024:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets
Exchange Traded Funds	$16,115,457	$—	$—	$16,115,457
Money Market Funds	105,378		—	105,378
Total Investments	$16,220,835	$—	$—	$16,220,835

Refer to the Schedule of Investments for additional information.

During the fiscal period ended June 30, 2024, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.
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